POWER OF ATTORNEY

I, the undersigned Trustee and officer of Calvert SAGE Fund ("Fund"), hereby constitute Lancelot A. King and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

WITNESS my hand on the date set forth below.

July 9, 2008 Date	/s/ Barbara Krumsiek Signature

/s/ Jane B. Maxwell Witness Signature	Barbara Krumsiek Name of Trustee and Officer

Jane B. Maxwell Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned officer of Calvert SAGE Fund ("Fund"), hereby constitute Lancelot A. King and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

WITNESS my hand on the date set forth below.

July 9, 2008 Date	/s/ Ronald Wolfsheimer Signature

/s/ Jane B. Maxwell Witness Signature	Ronald Wolfsheimer Name of Trustee and Officer

Jane B. Maxwell Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Trustee/Director of the Calvert SAGE Fund (the "Fund"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, and Lancelot A. King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

September 19, 2008 Date	/s/ Cari M. Dominguez Signature

/s/ Walter Herrera Witness Signature	Cari M. Dominguez Name of Trustee and Officer

Walter Herrera Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Trustee/Director of the Calvert SAGE Fund (the "Fund"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, and Lancelot A. King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

September 30, 2008 Date	/s/ Cynthia Milligan Signature

/s/ Patti Schomaker Witness Signature	Cynthia Milligan Name of Trustee and Officer

Patti Schomaker Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Trustee/Director of the Calvert SAGE Fund (the "Fund"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, and Lancelot A. King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

September 23, 2008 Date	/s/ Alice Gresham Signature

/s/ Delphyne Bruner Witness Signature	Alice Gresham Name of Trustee and Officer

Delphyne Bruner Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Trustee/Director of the Calvert SAGE Fund (the "Fund"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, and Lancelot A. King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

September 22, 2008 Date	/s/ M. Charito Kruvant Signature

/s/ Constance O. Castrence Witness Signature	M. Charito Kruvant Name of Trustee and Officer

Constance O. Castrence Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Trustee/Director of the Calvert SAGE Fund (the "Fund"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, and Lancelot A. King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

September 19, 2008 Date	/s/ Arthur J. Pugh Signature

/s/ Sharon H. Pugh Witness Signature	Arthur J. Pugh Name of Trustee and Officer

Sharon H. Pugh Witness Name (Printed)